EXHIBIT 3.6
AMENDMENT No. 3
TO
LIMITED LIABILITY COMPANY AGREEMENT
OF
WELLTOWER OP LLC
December 31, 2025
THIS AMENDMENT NO. 3 TO THE LIMITED LIABILITY COMPANY AGREEMENT (as so amended, and as amended prior to the date hereof, the “Agreement”) of Welltower OP LLC (the “Company”), dated as of December 31, 2025 (this “Amendment”), is entered into by and among Welltower Inc., a Delaware corporation, as the initial member of the Company (the “Initial Member”), and the Initial Member, on behalf of and as attorney-in-fact for each of the Persons whose names are set forth on the Member Registry as Members, together with each other Person who at any time becomes a Member of the Company in accordance with the Agreement. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.
WHEREAS, the Company and the Initial Member desire to (i) redesignate and retitle all LTIP Units currently outstanding as Series A LTIP Units, (ii) create a new series of units designated Series B LTIP Units to be granted to consultants and property-level managers, with rights, preferences and other terms identical to the Series A LTIP Units except as to eligibility and (iii) make appropriate amendments to the Agreement to reflect the designation of both the Series A LTIP Units and the Series B LTIP Units as series of LTIP Units;
WHEREAS, Section 4.2.A of the Agreement provides the Board of Directors the sole and absolute discretion to create additional classes of Units, and Section 14.1 of the Agreement grants the Initial Member, with the prior consent of the Board of Directors of the Company and without consent of the Non-Initial Members, the power and authority to amend the Agreement, subject to certain exceptions;
WHEREAS, this Amendment is permitted by the Agreement, including Sections 4.2.A and 14.1 thereof; and
WHEREAS, the Board of Directors of the Company has consented to this Amendment and the designation of Series B LTIP Units; and
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Initial Member hereby agrees as follows:
1.Amendment to Existing Series. To reflect the redesignation and retitling of all LTIP Units outstanding prior to the date hereof as Series A LTIP Units, Exhibit F to the Agreement is hereby amended and restated in its entirety as set forth in Exhibit F-1 attached hereto.
2.Designation of Series B LTIP Units. In accordance with Sections 4.2.A, 4.2.B and 4.2.C of the Agreement, the Board of Directors has designated a new series of LTIP Units entitled “Series B LTIP Units,” with the preferences, rights, restrictions and other terms as set forth in Exhibit F-2 attached hereto. Exhibit F-2 shall be deemed to be incorporated into and part of the Agreement.
3.Amendments to Article I (Defined Terms) to Add New Definitions. Article I of the Agreement is hereby amended to add the following definitions in appropriate alphabetical order:
A. “Applicable Special Series A LTIP Unit Distribution Amount” has the meaning set forth in Exhibit F-1.

B.“Applicable Special Series B LTIP Unit Distribution Amount” has the meaning set forth in Exhibit F-2.
C.“Series A LTIP Unit Capital Account Limitation” has the meaning set forth in Exhibit F-1.
D.“Series A LTIP Unit Conversion Date” has the meaning set forth in Exhibit F-1.
E.“Series A LTIP Unit Conversion Notice” has the meaning set forth in Exhibit F-1.
F. “Series A LTIP Unit Distribution Measurement Date” means the date of the issuance of such Series A LTIP Unit (or such other date as is specified as the “Series A LTIP Unit Distribution Measurement Date” in the Award Agreement or other documentation pursuant to which such Series A LTIP Unit is issued)
G.“Series A LTIP Unit Distribution Payment Date” has the meaning set forth in Exhibit F-1.
H.“Series A LTIP Unit Forced Conversion” has the meaning set forth in Exhibit F-1.
I.“Series A LTIP Unit Forced Conversion Notice” has the meaning set forth in Exhibit F-1.
J.“Series A LTIP Units” means the series of LTIP Units having the rights, preferences and other privileges designated in Exhibit F-1 (Designation of the Preferences, Rights, Restrictions and Other Terms and Conditions of the Series A LTIP Units). The allocation of Series A LTIP Units among the Members shall be set forth on the Member Registry. All interests designated as LTIP Units that were issued and outstanding on or prior to the date of this Amendment shall be Series A LTIP Units.
K.“Series A LTIP Unit Voluntary Conversion Right” has the meaning set forth in Exhibit F-1.
L.“Series B LTIP Unit Capital Account Limitation” has the meaning set forth in Exhibit F-2.
M.“Series B LTIP Unit Conversion Date” has the meaning set forth in Exhibit F-2.
N.“Series B LTIP Unit Conversion Notice” has the meaning set forth in Exhibit F-2.
O.“Series B LTIP Unit Distribution Measurement Date” means the date of the issuance of such Series B LTIP Unit (or such other date as is specified as the Series B LTIP Unit Distribution Measurement Date in the Award Agreement or other documentation pursuant to which such Series B LTIP Unit is issued).
P.“Series B LTIP Unit Distribution Payment Date” has the meaning set forth in Exhibit F-2.
Q.“Series B LTIP Unit Forced Conversion” has the meaning set forth in Exhibit F-2.
R.“Series B LTIP Unit Forced Conversion Notice” has the meaning set forth in Exhibit F-2.
S.“Series B LTIP Units” means the series of LTIP Units created pursuant to this Amendment, having rights, preferences, and other privileges designated in Exhibit F-2 (Designation of the Preferences, Rights, Restrictions and Other Terms and Conditions of the Series B LTIP Units), with such Series B LTIP Units intended to be granted to consultants and property-level managers of the Company.
T.“Series B LTIP Unit Voluntary Conversion Right” has the meaning set forth in Exhibit F-2.
U.“Special Series A LTIP Unit Distribution” has the meaning set forth in Exhibit F-1.
V.“Special Series B LTIP Unit Distribution” has the meaning set forth in Exhibit F-2.
4.Amendments to Article I (Defined Terms) to Amend Existing Definitions. The following definitions set forth in Article I of the Agreement are hereby amended as follows:

A.References to Exhibit F. All definitions which make reference to “Exhibit F” and which references are not otherwise amended in this Amendment No. 3 to the Agreement, are hereby amended such that the reference to Exhibit F is to “Exhibit F-1 and/or Exhibit F-2, as the context requires.
B.The definition of “Award Agreement” set forth in Article I of the Agreement is hereby amended and restated in its entirety as follows:
“Award Agreement” means each or any, as the context implies, agreement, instrument, schedule of terms or other evidence (including any grant notice) entered into by a holder of LTIP Units upon acceptance of an award of LTIP Units granted under an Equity Incentive Plan or otherwise. References to an Award Agreement include all appendices, exhibits and amendments thereto.
C.LTIP Units. The definition of “LTIP Units” set forth in Article I of the Agreement is hereby amended and restated in its entirety as follows:
“LTIP Unit” means a Membership Interest that is designated as an LTIP Unit, and includes Series A LTIP Units, Series B LTIP Units and any other series of LTIP Units designated by the Board of Directors and that has the rights, preferences and other privileges designated in Exhibit F-1 or Exhibit F-2, with respect to Series A LTIP Units and Series B LTIP Units, respectively, and elsewhere in this Agreement in respect of holders of LTIP Units. The allocation of LTIP Units among the Members shall be set forth on the Member Registry.
5.Amendments to Article I (Defined Terms) to Delete Existing Definitions. Article I of the Agreement is hereby amended to delete in their entirety the following definitions: (i) Applicable Special LTIP Unit Distribution Amount; (ii) Capital Account Limitation; (iii) Conversion Date; (iv) Conversion Notice; (v) Distribution Measurement Date; (vi) Distribution Payment Date; (vii) Forced Conversion; (viii) Forced Conversion Notice; (ix) Voluntary Conversion Right; and (x) Special LTIP Unit Distribution.
6.Amendments to Section 4.2 (Issuances of Membership Interests). Section 4.2.C of the Agreement is hereby amended by replacing the words “Exhibit F” therein with the words “Exhibit F-1 and Exhibit F-2, as applicable,”.
7.Amendments to Section 5.1 (Requirement and Characterization of Distributions). Section 5.1.B of the Agreement is hereby amended by replacing the words “Exhibit F” therein with the words “Exhibit F-1 and Exhibit F-2, as applicable,”,
8.Amendments to Exhibit G (Requirement and Characterization of Distributions). Exhibit G of the Agreement is hereby amended by replacing the words “Exhibit F” therein each time they appear with the words “Exhibit F-1.”
9.Other Amendments.
A.List of Exhibits. The List of Exhibits in the Agreement is amended to replace the reference to “Exhibit F — Designation of the Preferences, Rights, Restrictions and Other Terms and Conditions of the LTIP Units” with references to (i) “Exhibit F-1 — Designation of the Preferences, Rights, Restrictions and Other Terms and Conditions of the Series A LTIP Units” and (ii) “Exhibit F-2 — Designation of the Preferences, Rights, Restrictions and Other Terms and Conditions of the Series B LTIP Units.”
B.Member Registry. The form of Member Registry attached as Exhibit A to the Agreement is revised to delete the column with the header “LTIP Units” and replace it with separate columns entitled “Series A LTIP Units” and “Series B LTIP Units”, and all LTIP Units outstanding prior to the date hereof shall be included under the column header entitled “Series A LTIP Units”.
10.Miscellaneous.
A.Unless amended herein, all other terms and conditions of the Agreement shall remain in full force and effect.

B.This Amendment shall be construed and enforced in accordance with and governed by the laws of the State of Delaware, without regard to the principles of conflicts of law.
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IN WITNESS WHEREOF, the Initial Member has executed this Amendment as of the date first written above.

INITIAL MEMBER: Welltower Inc.
By: /s/ Matthew McQueen
Name: Matthew McQueen
Title: Chief Legal Officer and General Counsel

EXHIBIT F-1
DESIGNATION OF THE PREFERENCES, RIGHTS, RESTRICTIONS AND OTHER
TERMS AND CONDITIONS OF THE SERIES A LTIP UNITS
The following are the terms of the Series A LTIP UNITS:
1.AWARD AGREEMENTS AND VESTING.
A.    Award Agreements and Vesting. Series A LTIP Units may, in the sole discretion of the Initial Member, be issued subject to vesting, forfeiture and additional restrictions on transfer pursuant to the terms of an Award Agreement. The terms of any Award Agreement may be modified by the Initial Member and the Company from time to time, each acting in its sole discretion, subject to any restrictions on amendment imposed by the relevant Award Agreement or by any applicable Equity Incentive Plan. Series A LTIP Units that have vested and are no longer subject to forfeiture under the terms of an Award Agreement are included in the term “Vested LTIP Units” and all other Series A LTIP Units are included in the term “Unvested LTIP Units.” For the avoidance of doubt, the term “Vested LTIP Units” shall include any LTIP Units that have vested and are no longer subject to forfeiture under the terms of an Award Agreement (including the Series B LTIP Units, the terms of which are set forth in Exhibit F-2 to the Agreement, and any other designation of LTIP Units and the corresponding Designation of the Preferences, Rights, Restrictions and Other Terms and Conditions of such series of LTIP Units).
B.     Transfers. Subject to the terms of any Award Agreement, an LTIP Unitholder shall be entitled to transfer his or her Series A LTIP Units to the same extent, and subject to the same restrictions as holders of Class A Common Units are entitled to transfer their Class A Common Units pursuant to Article XI.
C.     Repurchase, Forfeiture and Cancellation. Unless otherwise specified in the Award Agreement, upon the occurrence of any event specified in an Award Agreement as resulting in either the right of the Company or the Initial Member to repurchase Series A LTIP Units at a specified purchase price or some other forfeiture of any Series A LTIP Units, then if the Company or the Initial Member exercises such right to repurchase or such forfeiture occurs in accordance with the applicable Award Agreement, the relevant Series A LTIP Units shall immediately, and without any further action, be treated as cancelled and no longer outstanding for any purpose. Unless otherwise specified in the Award Agreement, no consideration or other payment shall be due with respect to any Series A LTIP Units that have been forfeited or cancelled, other than any distributions declared with respect to a Company Record Date prior to the effective date of the forfeiture or cancellation. In connection with any repurchase, forfeiture or cancellation of Series A LTIP Units, the balance of the portion of the Capital Account of the LTIP Unitholder that is attributable to all of his or her Series A LTIP Units shall be reduced by the amount, if any, by which it exceeds the target balance contemplated by Section 6.1.E of the Agreement, calculated with respect to the LTIP Unitholder’s remaining Series A LTIP Units, if any.
D.     Legend. Any certificate evidencing a Series A LTIP Unit shall bear an appropriate legend indicating that additional terms, conditions and restrictions on transfer, including without limitation any Award Agreement, apply to the Series A LTIP Unit.
2.DISTRIBUTIONS.
A.     Distributions With Respect to Series A LTIP Units. Commencing from the Distribution Participation Date for a Series A LTIP Unit, for any quarterly or other period holders of Series A LTIP Units shall be entitled to receive, if, when and as authorized by the Board of Directors out of funds legally available for the payment of distributions, regular cash distributions in an amount per unit equal to the distribution payable on each Class A Common Unit for the corresponding quarterly or other period (assuming such Series A LTIP Units were held for the entire quarter or other period). In addition, from and after the Distribution Participation Date for a Series A LTIP Unit, Series A LTIP Units shall be entitled to receive, if, when and as authorized by the Board of Directors out of funds or other property legally available for the payment of distributions, non-liquidating special, extraordinary or other distributions in an amount per unit equal to the amount of any non-liquidating special, extraordinary or other distributions payable on the Class A Common Shares which may be made from time to time. Series A LTIP Units shall also be entitled to receive, if, when and as authorized by the Board of Directors out of funds or other property legally available for the payment of distributions, distributions representing proceeds of a sale or other disposition of all or substantially all of the assets of the Company in an amount per unit equal to the amount of any such distributions payable on the Class A Common Shares, whether made prior to, on or after the Distribution Participation Date for such Series A LTIP Unit; provided, however, that the amount of such distributions shall not exceed the positive balances of the Capital Accounts of the holders of such Series A LTIP Units to the extent attributable to the ownership of such Series A LTIP Units. Distributions on the Series A LTIP Units, if authorized, shall be payable on such dates and in such manner as may be authorized by the Board of Directors (any such date, a “Series A LTIP Unit Distribution Payment Date”); provided, however, that the Series A LTIP Unit Distribution Payment Date and the record date for determining which holders of Series A LTIP Units are entitled to receive a distribution shall be the same as the corresponding dates relating to the corresponding distribution on the Class A Common Units. Notwithstanding anything in the forgoing to the contrary, prior to the Distribution Participation Date with respect to a Series A LTIP Unit, such Series A LTIP Unit will not be entitled to receive distributions (other than distributions representing proceeds of a sale or other disposition of all or substantially all of the assets of the Company).
B.     Special Series A LTIP Unit Distribution. As of the Distribution Participation Date for a Series A LTIP Unit (that is not forfeited on or prior to such Distribution Participation Date), the holder of such Series A LTIP Unit will be entitled to receive a special distribution (the “Special Series A LTIP Unit Distribution”) with respect to such unit, equal to the Applicable Special Series A LTIP Unit Distribution Amount (as defined below) with respect to such unit; provided, however, that such amount shall not exceed either (i) the amount of non-liquidating cash distributions per unit that were paid on the Class A Common Units on or after the Series A LTIP Unit Distribution Measurement Date. and prior to such Distribution Participation Date or (ii) the positive balance of the Capital Account of such holder attributable to such Series A LTIP Unit. The “Applicable Special Series A LTIP Unit Distribution Amount” with respect to a Series A LTIP Unit equals the excess of (i) the amount of non-liquidating cash distributions per unit that were paid on the Class A Common Units on or after the Series A LTIP Unit Distribution Measurement Date with respect to such Series A LTIP Unit and prior to the Distribution Participation Date over (ii) distributions, if any, made in respect of such Series A LTIP Unit prior to the Distribution Participation Date.
C.     Series A LTIP Units Intended to Qualify as Profits Interests. Distributions made pursuant to this Paragraph 2 shall be adjusted as necessary to ensure that the amount apportioned to each Series A LTIP Unit does not exceed the amount attributable to items of Company income or gain realized after the date such Series A LTIP Unit was issued by the Company. If distributions are reduced in accordance with the preceding sentence for a taxable year due to insufficient net income or gain for such year, distributions shall be made up in subsequent taxable years when there is sufficient net income or gain. The intent of this section is to ensure that any Series A LTIP Units issued after the date of this Agreement qualify as “profits interests” under Revenue Procedure 93-27, 1993-2 C.B. 343 (June 9, 1993) and Revenue Procedure 2001-43, 2001-2 C.B. 191 (August 3, 2001), and this Section 2 of this Exhibit F-1 shall be interpreted and applied consistently therewith. The Board of Directors at its discretion may amend this section C of Paragraph 2 of this Exhibit F-1 to ensure that any Series A LTIP Units granted after the date of this Agreement will qualify as “profits interests” under Revenue Procedure 93-27, 1993-2 C.B. 343 (June 9, 1993) and Revenue Procedure 2001-43, 2001-2 C.B. 191 (August 3, 2001) (and any other similar rulings or Regulations that may be in effect at such time).
D.     Liquidation Value Safe Harbor. The Company is authorized and directed to elect the liquidation value safe harbor provided by proposed Regulations Section 1.83-3(l) (and any successor provision) and IRS Notice 2005-43, and the Company and each of the Members (including any Person to whom an interest in the Company is transferred in connection with the performance of its services) agree to comply with all requirements of such safe harbor with respect to all interests in the Company eligible for such safe harbor that are transferred in connection with the performance of services while such election remains effective.

3.ALLOCATIONS.
LTIP Unitholders shall be entitled to certain special allocations under Section 6.1.E of the Agreement with respect to their Series A LTIP Units. For any taxable year or portion of a taxable year occurring after issuance of Series A LTIP Units and prior to the Distribution Participation Date for such Series A LTIP Units, Series A LTIP Units shall not be entitled to allocations of Net Income or Net Loss. Commencing with the portion of the taxable year of the Company that begins on the Distribution Participation Date established for any Series A LTIP Units, such Series A LTIP Units shall be allocated Net Income and Net Loss in amounts per such Series A LTIP Unit such that the ratio of (x) the total amount of Net Income or Net Loss allocated with respect to each such Series A LTIP Unit in such taxable year, to (y) the total amount distributed to that Series A LTIP Unit with respect to such period, is equal (as nearly as practicable) to the ratio of (i) the Net Income and Net Loss allocated with respect to the Class A Common Units held by the Initial Member in such taxable year to (ii) the amounts distributed to the Initial Member with respect to such Class A Common Units and such taxable year. In the taxable year in which any Special Series A LTIP Unit Distribution is paid to a holder of Series A LTIP Units, such holder shall be specially allocated Net Income equal to the amount of such Special Series A LTIP Unit Distribution, if any. The Company is authorized in its sole discretion to delay or accelerate the participation of the Series A LTIP Units in allocations of Net Income and Net Loss under this Agreement, or to adjust the allocations made under this Agreement, to effectuate the purposes of the economic arrangement contemplated by the parties. In addition, the Company may, in its sole discretion, specially allocate net income or gain realized after the date a Series A LTIP Unit was issued by the Company to such Series A LTIP Unit to prevent section C of Paragraph 2 of this Exhibit F-1 from reducing the amount distributed to such Series A LTIP Unit.
4.ADJUSTMENTS.
The Company shall maintain at all times a one-to-one correspondence between Series A LTIP Units and Class A Common Units for conversion, distribution and other purposes, including, without limitation, complying with the following procedures; provided, that, the foregoing is not intended to alter the special allocations pursuant to Section 6.1.E of the Agreement, differences between non-liquidating distributions to be made with respect to the Series A LTIP Units and Class A Common Units prior to the Distribution Participation Date for such Series A LTIP Units, differences between liquidating distributions to be made with respect to the Series A LTIP Units and Class A Common Units in the event that the Capital Accounts attributable to the Series A LTIP Units are less than those attributable to the Class A Common Units due to insufficient special allocations pursuant to Section 6.1.E of the Agreement or related provisions. If an Adjustment Event occurs, then the Company shall make a corresponding adjustment to the Series A LTIP Units to maintain a one-for-one conversion and economic equivalence ratio between Class A Common Units and Series A LTIP Units. If more than one Adjustment Event occurs, the adjustment to the Series A LTIP Units need be made only once using a single formula that takes into account each and every Adjustment Event as if all Adjustment Events occurred simultaneously. If the Company takes an action affecting the Class A Common Units other than actions specifically defined as “Adjustment Events” and the Board of Directors determines that such action would require an adjustment to the Series A LTIP Units to maintain the one-to-one correspondence described above, the Company shall have the right to make such adjustment to the Series A LTIP Units, to the extent permitted by law and by any applicable Equity Incentive Plan, in such manner and at such time as the Board of Directors and/or Initial Member (as applicable), in its sole discretion, may determine to be appropriate under the circumstances. The Company shall send a notice to each applicable LTIP Unitholder setting forth the adjustment to his or her Series A LTIP Units and the effective date of such adjustment.
5.PRIORITY.
Series A LTIP Units shall rank on parity with the Class A Common Units in all respects, subject to the proviso in Paragraph 4 of this Exhibit F-1 and the other terms solely applicable to Series A LTIP Units as provided in this Exhibit F-1.
6.VOTING.

A.     Voting Rights With Respect to Series A LTIP Units. Series A LTIP Units shall (i) have the same voting rights as Class A Common Units, with the Series A LTIP Units voting as a single class with the Class A Common Units and having one vote per Series A LTIP Unit; and (ii) have the additional voting rights that are expressly set forth below. So long as any Series A LTIP Units remain outstanding, the Company shall not, without the affirmative vote of the holders of a majority of the Series A LTIP Units outstanding at the time, given in person or by proxy, either in writing or at a meeting (voting separately as a class), amend, alter or repeal, whether by merger, consolidation or otherwise, the provisions of this Agreement applicable to Series A LTIP Units so as to materially and adversely affect any right, privilege or voting power of the Series A LTIP Units or the applicable LTIP Unitholders as such, unless such amendment, alteration, or repeal affects equally, ratably and proportionately the rights, privileges and voting powers of all of Class A Common Units (including the Class A Common Units held by the Initial Member); but subject, in any event, to the following provisions:
(i)     with respect to any Class A Common Unit Transaction, so long as the Series A LTIP Units are treated in accordance with this Exhibit F-1, the consummation of such Class A Common Unit Transaction shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers of the Series A LTIP Units or the applicable LTIP Unitholders as such; and
(ii)     any creation or issuance of any Units or of any class or series of Membership Interest in accordance with the terms of this Agreement, including, without limitation, additional Class A Common Units or Series A LTIP Units, whether ranking senior to, junior to, or on a parity with the Series A LTIP Units with respect to distributions and the distribution of assets upon liquidation, dissolution or winding up, shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers of the Series A LTIP Units or the applicable LTIP Unitholders as such.
The foregoing voting provisions will not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required will be effected, all outstanding Series A LTIP Units shall have been converted into Class A Common Units.
7.CONVERSION OF SERIES A LTIP UNITS.
A.     Automatic Conversion. Unless sooner converted pursuant to the following sections of this Paragraph 7 of this Exhibit F-1, each Series A LTIP Unit will convert automatically, without any action by the holder of such Series A LTIP Unit, into one (1) fully paid and non-assessable Class A Common Unit, giving effect to all adjustments (if any) made pursuant to Paragraph 4 hereof, on the date on which both of the following conditions are satisfied with respect to such Series A LTIP Unit: (i) such Series A LTIP Unit becomes a Vested LTIP Unit, and (ii) the Economic Capital Account Balance attributable to such Series A LTIP Unit becomes equal to the Class A Common Unit Economic Balance; provided, however, that any Special Series A LTIP Unit Distribution payable with respect to such Series A LTIP Unit is paid at the time of or prior to such conversion.
B.     Voluntary Conversion Right.
(i)    To the extent an LTIP Unitholder’s Series A LTIP Units have not automatically converted into Class A Common Units pursuant to section A of this Paragraph 7 of this Exhibit F-1, such holder shall have the right (the “Series A LTIP Unit Voluntary Conversion Right”), at such holder’s option, at any time to convert all or a portion of such holder’s Vested LTIP Units into a number of fully paid and non-assessable Class A Common Units, giving effect to all adjustments (if any) made pursuant to Paragraph 4 hereof, equal to (x) the Economic Capital Account Balance of such LTIP Unitholder, to the extent attributable to its ownership of such Series A LTIP Units being converted, divided by (y) the Class A Common Unit Economic Balance, in each case as determined as of the effective date of conversion (the “Series A LTIP Unit Capital Account Limitation”); provided, however, that an LTIP Unitholder may not exercise the Series A LTIP Unit Voluntary Conversion Right for fewer than one thousand (1,000) Series A LTIP Units or, if such holder holds fewer than one thousand (1,000) Vested LTIP Units that are Series A LTIP Units, all such Vested LTIP Units that are Series A LTIP Units held by such holder. LTIP Unitholders shall not have the right to convert Series A LTIP Units into Class A Common Units until such Series A LTIP Units become Vested LTIP Units; provided, further, that when an LTIP Unitholder is notified of the expected occurrence of an event that will cause his or her Series A LTIP Units to become Vested LTIP Units, such LTIP Unitholder may deliver a Series A LTIP Unit Conversion Notice (as provided in clause (ii) below) conditioned upon and effective as of the time of vesting, and such Series A LTIP Unit Conversion Notice, unless subsequently revoked by the applicable LTIP Unitholder, shall be accepted by the Company subject to such condition.
(ii)     In order to exercise its Series A LTIP Unit Voluntary Conversion Right, an LTIP Unitholder of Series A LTIP Units shall deliver a notice (a “Series A LTIP Unit Conversion Notice”) in the form attached as “Attachment A” to this Exhibit F-1 to the Company (with a copy to the Initial Member) not less than ten (10) nor more than sixty (60) days prior to a date (the “Series A LTIP Unit Conversion Date”) specified in such Series A LTIP Unit Conversion Notice; provided, however, unless the Initial Member has given to the applicable LTIP Unitholders notice of a proposed or upcoming Class A Common Unit Transaction at least thirty (30) days prior to the effective date of such Class A Common Unit Transaction, then the applicable LTIP Unitholders shall have the right to deliver a Series A LTIP Unit Conversion Notice until the earlier of (x) the tenth day after such notice from the Initial Member of a Class A Common Unit Transaction or (y) the third Business Day immediately preceding the effective date of such Class A Common Unit Transaction. A Series A LTIP Unit Conversion Notice shall be provided in the manner provided in Section 15.1 of the Agreement. Notwithstanding anything herein to the contrary, a holder of Series A LTIP Units may deliver a Notice of Redemption pursuant to Section 8.6 of the Agreement relating to those Class A Common Units that will be issued to such holder upon conversion of such Series A LTIP Units into Class A Common Units in advance of the Conversion Date; provided, however, that the redemption of such Class A Common Units by the Company shall in no event take place until after the Conversion Date. For clarity, it is noted that the objective of this paragraph is to put an LTIP Unitholder of Series A LTIP Units in a position where, if he or she so wishes, the Class A Common Units into which his or her Series A LTIP Units will be converted can be redeemed by the Company simultaneously with such conversion, with the further consequence that, if the Initial Member elects to assume and perform the Company’s redemption obligation with respect to such Class A Common Units under Section 8.6 of the Agreement by delivering to such holder Shares rather than cash, then such holder can have such Shares issued to him or her simultaneously with the conversion of his or her Series A LTIP Units into Class A Common Units. The Initial Member and an applicable LTIP Unitholder shall reasonably cooperate with each other to coordinate the timing of the events described in the foregoing sentence. Each applicable LTIP Unitholder covenants and agrees with the Company that all Series A LTIP Units to be converted pursuant to this section B of Paragraph 7 of this Exhibit F-1 shall be free and clear of all liens and encumbrances.
C.     Forced Conversion. To the extent an LTIP Unitholder’s Series A LTIP Units have not automatically converted into Class A Common Units pursuant to section A of Paragraph 7 of this Exhibit F-1, the Company, at any time at the election of the Initial Member, may cause any number of Vested LTIP Units that are Series A LTIP Units held by an LTIP Unitholder to be converted (a “Series A LTIP Unit Forced Conversion”) into a number of fully paid and non-assessable Class A Common Units, giving effect to all adjustments (if any) made pursuant to Paragraph 4 hereof, equal to (x) the Economic Capital Account Balance of such LTIP Unitholder, to the extent attributable to its ownership of such Series A LTIP Units being converted, divided by (y) the Class A Common Unit Economic Balance, in each case as determined as of the effective date of conversion; provided, however, that any Special Series A LTIP Unit Distribution payable with respect to such Series A LTIP Units is paid at the time of or prior to such conversion. In order to exercise its right of Forced Conversion, the Company shall deliver a notice (a “Series A LTIP Unit Forced Conversion Notice”) to the applicable LTIP Unitholder not less than ten (10) nor more than sixty (60) days prior to the Conversion Date specified in such Series A LTIP Unit Forced Conversion Notice. A Series A LTIP Unit Forced Conversion Notice shall be provided in the manner provided in Section 15.1 of the Agreement.
D.     Completion of Conversion. A conversion of Series A LTIP Units pursuant to this Paragraph 7 shall occur automatically after the close of business on the applicable Conversion Date without any action on the part of such LTIP Unitholder, as of which time such LTIP Unitholder shall be credited on the books and records of the Company with the issuance as of the opening of business on the next day of the number of Class A Common Units issuable upon such conversion. After the conversion of Series A LTIP Units as aforesaid, the Company shall deliver to such LTIP Unitholder, upon his or her written request, a certificate of the Initial Member certifying the number of Class A Common Units and remaining Series A LTIP Units, if any, held by such person immediately after such conversion. The Assignee of any Member pursuant to Article XI hereof may exercise the rights of such Member pursuant to this Paragraph 7 and such Member shall be bound by the exercise of such rights by the Assignee.
E.     Impact of Conversions for Purposes of Section 6.1.E. For purposes of making future allocations under Section 6.1.E of the Agreement following any conversion of Series A LTIP Units and for purposes of applying the Capital Account Limitation, the portion of the Economic Capital Account Balance of the applicable LTIP Unitholder that is treated as attributable to his or her Series A LTIP Units shall be reduced, as of the date of conversion, by the product of the number of Class A Common Units received upon conversion and the Class A Common Unit Economic Balance.
F.     Class A Common Unit Transactions. If the Company or the Initial Member shall be a party to any Class A Common Unit Transaction, the Company shall use commercially reasonable efforts to cause each LTIP Unitholder to be afforded the right to receive in connection with such Class A Common Unit Transaction in consideration for the Class A Common Units into which his or her Vested LTIP Units that are Series A LTIP Units are then convertible the same kind and amount of cash, securities and other property (or any combination thereof) receivable upon the consummation of such Class A Common Unit Transaction by a holder of the same number of Class A Common Units, assuming such holder of Class A Common Units is not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be (a “Constituent Person”), or an Affiliate of a Constituent Person. In the event that holders of Class A Common Units have the opportunity to elect the form or type of consideration to be received upon consummation of the Class A Common Unit Transaction, prior to such Class A Common Unit Transaction, the Initial Member or the Company, as the case may be, shall give prompt written notice to each LTIP Unitholder of Series A LTIP Units of such opportunity, and shall use commercially reasonable efforts to afford such LTIP Unitholders the right to elect, by written notice to the Company, the form or type of consideration to be received upon conversion of each Series A LTIP Unit (if then convertible pursuant to this Paragraph 7) held by such holder into Class A Common Units in connection with such Class A Common Unit Transaction. If an LTIP Unitholder fails to make such an election, such holder (and any of its transferees) shall receive upon conversion of each Series A LTIP Unit then convertible pursuant to this Paragraph 7 and held by such holder (or by any of his or her transferees) the same kind and amount of consideration that a holder of a Class A Common Unit would receive if such Class A Common Unit holder failed to make such an election. Subject to any Award Agreement and any applicable Equity Incentive Plan, to the extent any Series A LTIP Units are then outstanding, the Company shall use commercially reasonable efforts to cause the terms of any Class A Common Unit Transaction to be consistent with the provisions of this section F of Paragraph 7 of this Exhibit F-1 and to enter into an agreement with the successor or purchasing entity, as the case may be, for the benefit of any LTIP Unitholders whose Series A LTIP Units are not then convertible into Class A Common Units that will (i) contain provisions enabling the holders of Series A LTIP Units that remain outstanding after such Class A Common Unit Transaction to convert their Series A LTIP Units into securities as comparable as reasonably possible under the circumstances to the Class A Common Units and (ii) preserve as far as reasonably possible under the circumstances the distribution, special allocation, conversion, and other rights set forth in this Agreement for the benefit of the LTIP Unitholders that hold Series A LTIP Units.

Attachment A to EXHIBIT F-1
NOTICE OF ELECTION BY MEMBER TO CONVERT
SERIES A LTIP UNITS INTO CLASS A COMMON UNITS
The undersigned holder of Series A LTIP Units hereby irrevocably (i) elects to convert __________ Series A LTIP Units in Welltower OP LLC (the “Company”) into Class A Common Units in accordance with the terms of the Limited Liability Company Agreement of the Company, as amended; and (ii) directs that any cash in lieu of Class A Common Units that may be deliverable upon such conversion be delivered to the address specified below. The undersigned hereby represents, warrants, and certifies that the undersigned (a) has title to such Series A LTIP Units, free and clear of the rights or interests of any other person or entity other than the Company; (b) has the full right, power, and authority to cause the conversion of such Series A LTIP Units as provided herein; and (c) has obtained the consent to or approval of all persons or entities, if any, having the right to consent or approve such conversion.

EXHIBIT F-2
DESIGNATION OF THE PREFERENCES, RIGHTS, RESTRICTIONS AND OTHER
TERMS AND CONDITIONS OF THE SERIES B LTIP UNITS
The following are the terms of the Series B LTIP UNITS:
1.AWARD AGREEMENTS AND VESTING.
A.     Award Agreements and Vesting. Series B LTIP Units may, in the sole discretion of the Initial Member, be issued subject to vesting, forfeiture and additional restrictions on transfer pursuant to the terms of an Award Agreement. The terms of any Award Agreement may be modified by the Initial Member and the Company from time to time, each acting in its sole discretion, subject to any restrictions on amendment imposed by the relevant Award Agreement or by any applicable Equity Incentive Plan. Unless otherwise determined by the Board of Directors of the Company, Series B LTIP Units may be granted only to consultants and/or managers on behalf of the Company, its Subsidiaries or any of its or their properties. Series B LTIP Units that have vested and are no longer subject to forfeiture under the terms of an Award Agreement are included in the term “Vested LTIP Units” (as such term is defined in Exhibit F-1) and all other Series B LTIP Units are included in the term “Unvested LTIP Units” (as such term is defined in Exhibit F-1). For the avoidance of doubt, the term “Vested LTIP Units” shall include any LTIP Units that have vested and are no longer subject to forfeiture under the terms of an Award Agreement (including the Series A LTIP Units, the terms of which are set forth in Exhibit F-1 to the Agreement, and any other designation of LTIP Units and the corresponding Designation of the Preferences, Rights, Restrictions and Other Terms and Conditions of such series of LTIP Units).
B.     Transfers. Subject to the terms of any Award Agreement, an LTIP Unitholder shall be entitled to transfer his or her Series B LTIP Units to the same extent, and subject to the same restrictions as holders of Class A Common Units are entitled to transfer their Class A Common Units pursuant to Article XI.
C.     Repurchase, Forfeiture and Cancellation. Unless otherwise specified in the Award Agreement, upon the occurrence of any event specified in an Award Agreement as resulting in either the right of the Company or the Initial Member to repurchase Series B LTIP Units at a specified purchase price or some other forfeiture of any Series B LTIP Units, then if the Company or the Initial Member exercises such right to repurchase or such forfeiture occurs in accordance with the applicable Award Agreement, the relevant Series B LTIP Units shall immediately, and without any further action, be treated as cancelled and no longer outstanding for any purpose. Unless otherwise specified in the Award Agreement, no consideration or other payment shall be due with respect to any Series B LTIP Units that have been forfeited or cancelled, other than any distributions declared with respect to a Company Record Date prior to the effective date of the forfeiture or cancellation. In connection with any repurchase, forfeiture or cancellation of Series B LTIP Units, the balance of the portion of the Capital Account of the LTIP Unitholder that is attributable to all of his or her Series B LTIP Units shall be reduced by the amount, if any, by which it exceeds the target balance contemplated by Section 6.1.E of the Agreement, calculated with respect to the LTIP Unitholder’s remaining Series B LTIP Units, if any.
D.     Legend. Any certificate evidencing a Series B LTIP Unit shall bear an appropriate legend indicating that additional terms, conditions and restrictions on transfer, including without limitation any Award Agreement, apply to the Series B LTIP Unit.
2.DISTRIBUTIONS.
A.     Distributions With Respect to Series B LTIP Units. Commencing from the Distribution Participation Date for a Series B LTIP Unit, for any quarterly or other period holders of Series B LTIP Units shall be entitled to receive, if, when and as authorized by the Board of Directors out of funds legally available for the payment of distributions, regular cash distributions in an amount per unit equal to the distribution payable on each

Class A Common Unit for the corresponding quarterly or other period (assuming such Series B LTIP Units were held for the entire quarter or other period). In addition, from and after the Distribution Participation Date for a Series B LTIP Unit, Series B LTIP Units shall be entitled to receive, if, when and as authorized by the Board of Directors out of funds or other property legally available for the payment of distributions, non-liquidating special, extraordinary or other distributions in an amount per unit equal to the amount of any non-liquidating special, extraordinary or other distributions payable on the Class A Common Shares which may be made from time to time. Series B LTIP Units shall also be entitled to receive, if, when and as authorized by the Board of Directors out of funds or other property legally available for the payment of distributions, distributions representing proceeds of a sale or other disposition of all or substantially all of the assets of the Company in an amount per unit equal to the amount of any such distributions payable on the Class A Common Shares, whether made prior to, on or after the Distribution Participation Date for such Series B LTIP Unit; provided, however, that the amount of such distributions shall not exceed the positive balances of the Capital Accounts of the holders of such Series B LTIP Units to the extent attributable to the ownership of such Series B LTIP Units. Distributions on the Series B LTIP Units, if authorized, shall be payable on such dates and in such manner as may be authorized by the Board of Directors (any such date, a “Series B LTIP Unit Distribution Payment Date”); provided, however, that the Series B LTIP Unit Distribution Payment Date and the record date for determining which holders of Series B LTIP Units are entitled to receive a distribution shall be the same as the corresponding dates relating to the corresponding distribution on the Class A Common Units. Notwithstanding anything in the forgoing to the contrary, prior to the Distribution Participation Date with respect to a Series B LTIP Unit, such Series B LTIP Unit will not be entitled to receive distributions (other than distributions representing proceeds of a sale or other disposition of all or substantially all of the assets of the Company).
B.     Special Series B LTIP Unit Distribution. As of the Distribution Participation Date for a Series B LTIP Unit (that is not forfeited on or prior to such Distribution Participation Date), the holder of such Series B LTIP Unit will be entitled to receive a special distribution (the “Special Series B LTIP Unit Distribution”) with respect to such unit, equal to the Applicable Special Series B LTIP Unit Distribution Amount (as defined below) with respect to such unit; provided, however, that such amount shall not exceed either (i) the amount of non-liquidating cash distributions per unit that were paid on the Class A Common Units on or after the Series B LTIP Unit Distribution Measurement Date and prior to such Distribution Participation Date or (ii) the positive balance of the Capital Account of such holder attributable to such Series B LTIP Unit. The “Applicable Special Series B LTIP Unit Distribution Amount” with respect to a Series B LTIP Unit equals the excess of (i) the amount of non-liquidating cash distributions per unit that were paid on the Class A Common Units on or after the Series B LTIP Unit Distribution Measurement Date with respect to such Series B LTIP Unit and prior to the Distribution Participation Date over (ii) distributions, if any, made in respect of such Series B LTIP Unit prior to the Distribution Participation Date.
C.     Series B LTIP Units Intended to Qualify as Profits Interests. Distributions made pursuant to this Paragraph 2 shall be adjusted as necessary to ensure that the amount apportioned to each Series B LTIP Unit does not exceed the amount attributable to items of Company income or gain realized after the date such Series B LTIP Unit was issued by the Company. If distributions are reduced in accordance with the preceding sentence for a taxable year due to insufficient net income or gain for such year, distributions shall be made up in subsequent taxable years when there is sufficient net income or gain. The intent of this section is to ensure that any Series B LTIP Units issued after the date of this Agreement qualify as “profits interests” under Revenue Procedure 93-27, 1993-2 C.B. 343 (June 9, 1993) and Revenue Procedure 2001-43, 2001-2 C.B. 191 (August 3, 2001), and this Section 2 of this Exhibit F-2 shall be interpreted and applied consistently therewith. The Board of Directors at its discretion may amend this section C of Paragraph 2 of this Exhibit F-2 to ensure that any Series B LTIP Units granted after the date of this Agreement will qualify as “profits interests” under Revenue Procedure 93-27, 1993-2 C.B. 343 (June 9, 1993) and Revenue Procedure 2001-43, 2001-2 C.B. 191 (August 3, 2001) (and any other similar rulings or Regulations that may be in effect at such time).
D.     Liquidation Value Safe Harbor. The Company is authorized and directed to elect the liquidation value safe harbor provided by proposed Regulations Section 1.83-3(l) (and any successor provision) and IRS Notice 2005-43, and the Company and each of the Members (including any Person to whom an interest in the Company is transferred in connection with the performance of its services) agree to comply with all requirements of such safe harbor with respect to all interests in the Company eligible for such safe harbor that are transferred in connection with the performance of services while such election remains effective.
3.ALLOCATIONS.
LTIP Unitholders shall be entitled to certain special allocations under Section 6.1.E of the Agreement with respect to their Series B LTIP Units. For any taxable year or portion of a taxable year occurring after issuance of Series B LTIP Units and prior to the Distribution Participation Date for such Series B LTIP Units, Series B LTIP Units shall not be entitled to allocations of Net Income or Net Loss. Commencing with the portion of the taxable year of the Company that begins on the Distribution Participation Date established for any Series B LTIP Units, such Series B LTIP Units shall be allocated Net Income and Net Loss in amounts per such Series B LTIP Unit such that the ratio of (x) the total amount of Net Income or Net Loss allocated with respect to each such Series B LTIP Unit in such taxable year, to (y) the total amount distributed to that Series B LTIP Unit with respect to such period, is equal (as nearly as practicable) to the ratio of (i) the Net Income and Net Loss allocated with respect to the Class A Common Units held by the Initial Member in such taxable year to (ii) the amounts distributed to the Initial Member with respect to such Class A Common Units and such taxable year. In the taxable year in which any Special Series B LTIP Unit Distribution is paid to a holder of Series B LTIP Units, such holder shall be specially allocated Net Income equal to the amount of such Special Series B LTIP Unit Distribution, if any. The Company is authorized in its sole discretion to delay or accelerate the participation of the Series B LTIP Units in allocations of Net Income and Net Loss under this Agreement, or to adjust the allocations made under this Agreement, to effectuate the purposes of the economic arrangement contemplated by the parties. In addition, the Company may, in its sole discretion, specially allocate net income or gain realized after the date a Series B LTIP Unit was issued by the Company to such Series B LTIP Unit to prevent section C of Paragraph 2 of this Exhibit F-2 from reducing the amount distributed to such Series B LTIP Unit.
4.ADJUSTMENTS.
The Company shall maintain at all times a one-to-one correspondence between Series B LTIP Units and Class A Common Units for conversion, distribution and other purposes, including, without limitation, complying with the following procedures; provided, that, the foregoing is not intended to alter the special allocations pursuant to Section 6.1.E of the Agreement, differences between non-liquidating distributions to be made with respect to the Series B LTIP Units and Class A Common Units prior to the Distribution Participation Date for such Series B LTIP Units, differences between liquidating distributions to be made with respect to the Series B LTIP Units and Class A Common Units in the event that the Capital Accounts attributable to the Series B LTIP Units are less than those attributable to the Class A Common Units due to insufficient special allocations pursuant to Section 6.1.E of the Agreement or related provisions. If an Adjustment Event occurs, then the Company shall make a corresponding adjustment to the Series B LTIP Units to maintain a one-for-one conversion and economic equivalence ratio between Class A Common Units and Series B LTIP Units. If more than one Adjustment Event occurs, the adjustment to the Series B LTIP Units need be made only once using a single formula that takes into account each and every Adjustment Event as if all Adjustment Events occurred simultaneously. If the Company takes an action affecting the Class A Common Units other than actions specifically defined as “Adjustment Events” and the Board of Directors determines that such action would require an adjustment to the Series B LTIP Units to maintain the one-to-one correspondence described above, the Company shall have the right to make such adjustment to the Series B LTIP Units, to the extent permitted by law and by any applicable Equity Incentive Plan, in such manner and at such time as the Board of Directors and/or Initial Member (as applicable), in its sole discretion, may determine to be appropriate under the circumstances. The Company shall send a notice to each applicable LTIP Unitholder setting forth the adjustment to his or her Series B LTIP Units and the effective date of such adjustment.
5.PRIORITY.
Series B LTIP Units shall rank on parity with the Class A Common Units in all respects, subject to the proviso in Paragraph 4 of this Exhibit F-2 and the other terms solely applicable to Series B LTIP Units as provided in this Exhibit F-2.

6.VOTING.
A.     Voting Rights With Respect to Series B LTIP Units. Series B LTIP Units shall (i) have the same voting rights as Class A Common Units, with the Series B LTIP Units voting as a single class with the Class A Common Units and having one vote per Series B LTIP Unit; and (ii) have the additional voting rights that are expressly set forth below. So long as any Series B LTIP Units remain outstanding, the Company shall not, without the affirmative vote of the holders of a majority of the Series B LTIP Units outstanding at the time, given in person or by proxy, either in writing or at a meeting (voting separately as a class), amend, alter or repeal, whether by merger, consolidation or otherwise, the provisions of this Agreement applicable to Series B LTIP Units so as to materially and adversely affect any right, privilege or voting power of the Series B LTIP Units or the applicable LTIP Unitholders as such, unless such amendment, alteration, or repeal affects equally, ratably and proportionately the rights, privileges and voting powers of all of Class A Common Units (including the Class A Common Units held by the Initial Member); but subject, in any event, to the following provisions:
(i) with respect to any Class A Common Unit Transaction, so long as the Series B LTIP Units are treated in accordance with this Exhibit F-2, the consummation of such Class A Common Unit Transaction shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers of the Series B LTIP Units or the applicable LTIP Unitholders as such; and
(ii) any creation or issuance of any Units or of any class or series of Membership Interest in accordance with the terms of this Agreement, including, without limitation, additional Class A Common Units or Series B LTIP Units, whether ranking senior to, junior to, or on a parity with the Series B LTIP Units with respect to distributions and the distribution of assets upon liquidation, dissolution or winding up, shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers of the Series B LTIP Units or the applicable LTIP Unitholders as such.
The foregoing voting provisions will not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required will be effected, all outstanding Series B LTIP Units shall have been converted into Class A Common Units.
7.CONVERSION OF SERIES B LTIP UNITS.
A.     Automatic Conversion. Unless sooner converted pursuant to the following sections of this Paragraph 7 of this Exhibit F-2, each Series B LTIP Unit will convert automatically, without any action by the holder of such Series B LTIP Unit, into one (1) fully paid and non-assessable Class A Common Unit, giving effect to all adjustments (if any) made pursuant to Paragraph 4 hereof, on the date on which both of the following conditions are satisfied with respect to such Series B LTIP Unit: (i) such Series B LTIP Unit becomes a Vested LTIP Unit, and (ii) the Economic Capital Account Balance attributable to such Series B LTIP Unit becomes equal to the Class A Common Unit Economic Balance; provided, however, that any Special Series B LTIP Unit Distribution payable with respect to such Series B LTIP Unit is paid at the time of or prior to such conversion.
B.     Voluntary Conversion Right.
(i) To the extent an LTIP Unitholder’s Series B LTIP Units have not automatically converted into Class A Common Units pursuant to section A of this Paragraph 7 of this Exhibit F-2, such holder shall have the right (the “Series B LTIP Unit Voluntary Conversion Right”), at such holder’s option, at any time to convert all or a portion of such holder’s Vested LTIP Units into a number of fully paid and non-assessable Class A Common Units, giving effect to all adjustments (if any) made pursuant to Paragraph 4 hereof, equal to (x) the Economic Capital Account Balance of such LTIP Unitholder, to the extent attributable to its ownership of such Series B LTIP Units being converted, divided by (y) the Class A Common Unit Economic Balance, in each case as determined as of the effective date of conversion (the “Series B LTIP Unit Capital Account Limitation”); provided, however, that an LTIP Unitholder may not exercise the Series B LTIP Unit Voluntary Conversion Right for fewer than one thousand (1,000) Series B LTIP Units or, if such holder holds fewer than one thousand (1,000) Vested LTIP Units that are Series B LTIP Units, all such Vested LTIP Units that are such Series B LTIP Units held by such holder.

LTIP Unitholders shall not have the right to convert Series B LTIP Units into Class A Common Units until such Series B LTIP Units become Vested LTIP Units; provided, further, that when an LTIP Unitholder is notified of the expected occurrence of an event that will cause his or her Series B LTIP Units to become Vested LTIP Units, such LTIP Unitholder may deliver a Series B LTIP Unit Conversion Notice (as provided in clause (ii) below) conditioned upon and effective as of the time of vesting, and such Series B LTIP Unit Conversion Notice, unless subsequently revoked by the LTIP Unitholder, shall be accepted by the Company subject to such condition.
(ii)     In order to exercise its Series B LTIP Unit Voluntary Conversion Right, an LTIP Unitholder of Series B LTIP Units shall deliver a notice (a “Series B LTIP Unit Conversion Notice”) in the form attached as “Attachment A” to this Exhibit F-2 to the Company (with a copy to the Initial Member) not less than ten (10) nor more than sixty (60) days prior to a date (the “Series B LTIP Unit Conversion Date”) specified in such Series B LTIP Unit Conversion Notice; provided, however, unless the Initial Member has given to the applicable LTIP Unitholders notice of a proposed or upcoming Class A Common Unit Transaction at least thirty (30) days prior to the effective date of such Class A Common Unit Transaction, then the applicable LTIP Unitholders shall have the right to deliver a Series B LTIP Unit Conversion Notice until the earlier of (x) the tenth day after such notice from the Initial Member of a Class A Common Unit Transaction or (y) the third Business Day immediately preceding the effective date of such Class A Common Unit Transaction. A Series B LTIP Unit Conversion Notice shall be provided in the manner provided in Section 15.1 of the Agreement. Notwithstanding anything herein to the contrary, a holder of Series B LTIP Units may deliver a Notice of Redemption pursuant to Section 8.6 of the Agreement relating to those Class A Common Units that will be issued to such holder upon conversion of such Series B LTIP Units into Class A Common Units in advance of the Conversion Date; provided, however, that the redemption of such Class A Common Units by the Company shall in no event take place until after the Conversion Date. For clarity, it is noted that the objective of this paragraph is to put an LTIP Unitholder of Series B LTIP Units in a position where, if he, she or it so wishes, the Class A Common Units into which his or her Series B LTIP Units will be converted can be redeemed by the Company simultaneously with such conversion, with the further consequence that, if the Initial Member elects to assume and perform the Company’s redemption obligation with respect to such Class A Common Units under Section 8.6 of the Agreement by delivering to such holder Shares rather than cash, then such holder can have such Shares issued to him or her simultaneously with the conversion of his or her Series B LTIP Units into Class A Common Units. The Initial Member and an applicable LTIP Unitholder shall reasonably cooperate with each other to coordinate the timing of the events described in the foregoing sentence. Each applicable LTIP Unitholder covenants and agrees with the Company that all Series B LTIP Units to be converted pursuant to this section B of Paragraph 7 of this Exhibit F-2 shall be free and clear of all liens and encumbrances.
C.     Forced Conversion. To the extent an LTIP Unitholder’s Series B LTIP Units have not automatically converted into Class A Common Units pursuant to section A of Paragraph 7 of this Exhibit F-2, the Company, at any time at the election of the Initial Member, may cause any number of Vested LTIP Units that are Series B LTIP Units held by an LTIP Unitholder to be converted (a “Series B LTIP Unit Forced Conversion”) into a number of fully paid and non-assessable Class A Common Units, giving effect to all adjustments (if any) made pursuant to Paragraph 4 hereof, equal to (x) the Economic Capital Account Balance of such LTIP Unitholder, to the extent attributable to its ownership of such Series B LTIP Units being converted, divided by (y) the Class A Common Unit Economic Balance, in each case as determined as of the effective date of conversion; provided, however, that any Special Series B LTIP Unit Distribution payable with respect to such Series B LTIP Units is paid at the time of or prior to such conversion. In order to exercise its right of Forced Conversion, the Company shall deliver a notice (a “Series B LTIP Unit Forced Conversion Notice”) to the applicable LTIP Unitholder not less than ten (10) nor more than sixty (60) days prior to the Conversion Date specified in such Series B LTIP Unit Forced Conversion Notice. A Series B LTIP Unit Forced Conversion Notice shall be provided in the manner provided in Section 15.1 of the Agreement.
D.     Completion of Conversion. A conversion of Series B LTIP Units pursuant to this Paragraph 7 shall occur automatically after the close of business on the applicable Conversion Date without any action on the part of such LTIP Unitholder, as of which time such LTIP Unitholder shall be credited on the books and records of the Company with the issuance as of the opening of business on the next day of the number of Class A Common Units issuable upon such conversion. After the conversion of Series B LTIP Units as aforesaid, the Company shall deliver to such LTIP Unitholder, upon his or her written request, a certificate of the Initial Member certifying the number of

Class A Common Units and remaining Series B LTIP Units, if any, held by such person immediately after such conversion. The Assignee of any Member pursuant to Article XI hereof may exercise the rights of such Member pursuant to this Paragraph 7 and such Member shall be bound by the exercise of such rights by the Assignee.
E.     Impact of Conversions for Purposes of Section 6.1.E. For purposes of making future allocations under Section 6.1.E of the Agreement following any conversion of Series B LTIP Units and for purposes of applying the Capital Account Limitation, the portion of the Economic Capital Account Balance of the applicable LTIP Unitholder that is treated as attributable to his or her Series B LTIP Units shall be reduced, as of the date of conversion, by the product of the number of Class A Common Units received upon conversion and the Class A Common Unit Economic Balance.
F.     Class A Common Unit Transactions. If the Company or the Initial Member shall be a party to any Class A Common Unit Transaction, the Company shall use commercially reasonable efforts to cause each LTIP Unitholder to be afforded the right to receive in connection with such Class A Common Unit Transaction in consideration for the Class A Common Units into which his or her Vested LTIP Units that are Series B LTIP Units are then convertible the same kind and amount of cash, securities and other property (or any combination thereof) receivable upon the consummation of such Class A Common Unit Transaction by a holder of the same number of Class A Common Units, assuming such holder of Class A Common Units is not a Constituent Person (as such term is defined in Exhibit F-1), or an Affiliate of a Constituent Person. In the event that holders of Class A Common Units have the opportunity to elect the form or type of consideration to be received upon consummation of the Class A Common Unit Transaction, prior to such Class A Common Unit Transaction, the Initial Member or the Company, as the case may be, shall give prompt written notice to each LTIP Unitholder of Series B LTIP Units of such opportunity, and shall use commercially reasonable efforts to afford such LTIP Unitholders the right to elect, by written notice to the Company, the form or type of consideration to be received upon conversion of each Series B LTIP Unit (if then convertible pursuant to this Paragraph 7) held by such holder into Class A Common Units in connection with such Class A Common Unit Transaction. If an LTIP Unitholder fails to make such an election, such holder (and any of its transferees) shall receive upon conversion of each Series B LTIP Unit then convertible pursuant to this Paragraph 7 and held by such holder (or by any of his or her transferees) the same kind and amount of consideration that a holder of a Class A Common Unit would receive if such Class A Common Unit holder failed to make such an election. Subject to any Award Agreement and any applicable Equity Incentive Plan, to the extent any Series B LTIP Units are then outstanding, the Company shall use commercially reasonable efforts to cause the terms of any Class A Common Unit Transaction to be consistent with the provisions of this section F of Paragraph 7 of this Exhibit F-2 and to enter into an agreement with the successor or purchasing entity, as the case may be, for the benefit of any LTIP Unitholders whose Series B LTIP Units are not then convertible into Class A Common Units that will (i) contain provisions enabling the holders of Series B LTIP Units that remain outstanding after such Class A Common Unit Transaction to convert their Series B LTIP Units into securities as comparable as reasonably possible under the circumstances to the Class A Common Units and (ii) preserve as far as reasonably possible under the circumstances the distribution, special allocation, conversion, and other rights set forth in this Agreement for the benefit of the LTIP Unitholders that hold Series B LTIP Units.

Attachment A to EXHIBIT F-2
NOTICE OF ELECTION BY MEMBER TO CONVERT
SERIES B LTIP UNITS INTO CLASS A COMMON UNITS
The undersigned holder of Series B LTIP Units hereby irrevocably (i) elects to convert __________ Series B LTIP Units in Welltower OP LLC (the “Company”) into Class A Common Units in accordance with the terms of the Limited Liability Company Agreement of the Company, as amended; and (ii) directs that any cash in lieu of Class A Common Units that may be deliverable upon such conversion be delivered to the address specified below. The undersigned hereby represents, warrants, and certifies that the undersigned (a) has title to such Series B LTIP Units, free and clear of the rights or interests of any other person or entity other than the Company; (b) has the full right, power, and authority to cause the conversion of such Series B LTIP Units as provided herein; and (c) has obtained the consent to or approval of all persons or entities, if any, having the right to consent or approve such conversion.

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